e-Net Financial.Com Corporation

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of e-Net Financial.Com Corporation ("e-Net" or the "Company") for use at a Special Meeting of Stockholders ("Special Meeting") to be held Tuesday, February 29, 2000, at 3:30 p.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Costa Mesa Marriott Suites Hotel, 500 Anton Blvd., Costa Mesa, California. The Company's principal executive offices are located at 2102 Business Center Drive, Suite 115E, Irvine, California 92612 and its main telephone number is (949) 253-4633. These proxy solicitation materials were mailed on or about February 18, 2000, to all stockholders entitled to vote at the Special Meeting.

Record Date and Outstanding Shares

     Stockholders of record at the close of business on January 29, 2000 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting. At the Record Date, 10,221,537 shares of the Company's $0.001 par value Common Stock ("Common Stock"), were outstanding. The closing price on OTB-BB for the Common Stock on the Record Date, as reported by Yahoo on the Internet, was $11.00 per share. The Company was aware of the following beneficial owners of more than 5% of its Common Stock as of the Record Date:

                                                    Number of       Percentage
Name and Address                                     Shares         of Class(2)
----------------                                     ------         -----------

H-Group LLC (1)                                     4,000,000           39.1%
      3200 Bristol Street
      Costa Mesa, CA 92626

Michael Roth (1)                                    4,000,000        39.1%(1)
      2102 Business Center Dr.,
      Suite 115E
      Irvine, CA  92612

E. G. Marchi                                          827,000            8.1%
      2102 Business Center Dr.,
      Suite 115E
      Irvine, CA  92612

Miller Johnson & Kuehn                                600,000            5.9%
      12720 Hillcrest Rd
      Dallas TX 75230
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1. Michael Roth is the beneficial owner of 100% of the stock of H-Group LLC.
2. Based upon 10,221,537 shares outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company before the Special Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

Voting and Solicitation

     On all matters each share has one vote.

     The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.



                                   PROPOSAL 1

           Approval of Amendment to Restated Articles of Incorporation

General

     Shareholders are being asked to approve a Certificate of Amendment to the Company's Restated Articles of Incorporation (the "Articles") to increase the authorized number of shares of common stock from 20,000,000 to 100,000,000. The Board authorized the amendment on January 27, 1999. The full text of the amendment is set forth below in Exhibit 1.

The Articles currently provide that the Company is authorized to issue two classes of stock, consisting of twenty million (20,000,000) shares of Common Stock and one million (1,000,000) shares of Preferred Stock. On January 31, 2000, 10,221,537 of Common Stock were issued and outstanding. The remaining shares of authorized but unissued stock are not reserved for any specific use and are available for future issuance.

Purpose and Effect of Amendment

     The proposed amendment will authorize sufficient additional shares of Common Stock to provide the Company the flexibility to make such issuances as may be necessary in order for the Company to complete acquisitions or other corporate transactions and to issue shares in connection with the Company's stock option, stock purchase and other employee benefit plans. The proposed amendment to the Articles, authorizing an additional eighty million (80,000,000) shares of Common Stock would facilitate the Company's ability to accomplish these goals and other business and financial objectives in the future without the necessity of delaying such activities for future shareholder approval except as may be required in particular cases by the Company's charter documents, applicable law, or the rules of any stock exchange or other system on which the Company's securities may be listed. Future issuances of additional shares of Common Stock or securities convertible into Common Stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting earnings per share and book value per share of existing shareholders. The availability for issuance of additional shares of Common Stock could discourage or make more difficult efforts to obtain control of the Company.

Amendment to Restated Articles

If approved, Section A of Article V of the Restated Articles of Incorporation would be amended and restated as follows:
     A. This Corporation is authorized to issue two (2) classes of shares which shall be designated as Common Shares" and "Preferred Shares." The aggregate number of these shares which the corporation shall have the authority to issue is as follows:
          1.   100,000,000 Common Shares, par value $0.001
          2.   1,000,000 Preferred Shares, no par value.

Vote Required

     The affirmative vote of a majority of the outstanding voting shares of the Company, together with the affirmative vote of a majority of the required quorum, is required for approval of the proposed Certificate of Amendment to the Company's Restated Articles of Incorporation, at the February 29, 2000 Special Meeting of Shareholders. Each share may vote once either yes or no. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Nevada law in the tabulation of votes.

Recommendation of the Board of Directors

The Board of Directors believes that the amendment of the Articles is necessary to provide the Company agility and flexibility over the upcoming years. The Board of Directors recommends that the shareholders vote FOR the approval of a Certificate of Amendment to the Company's Restated Articles of Incorporation.

                                   PROPOSAL 2
                                 3:2 STOCK SPLIT

General

     Shareholders are being asked to approve a three for two (3:2) forward split of the Company's Common Stock. The effective date of the proposed stock split will be set by the Board of Directors, not later than 30 days from the date of the Special Meeting of Shareholders on February 29, 2000. On January 31, 2000, 10,221,537 of Common Stock were issued and outstanding. If approved this proposal will increase this number to 15,332,305.5 shares.

Purpose and Effect of Amendment

     The proposed amendment will keep e-Net Common in a price range should maintain a more orderly and stable market. The Board feels that this is in the best interest of its shareholders

Vote Required

     The affirmative vote of a majority of the outstanding voting shares of the Company, together with the affirmative vote of a majority of the required quorum, is required for approval of the proposed Certificate of Amendment to the Company's Restated Articles of Incorporation, at the February 29, 2000 Special Meeting of Shareholders. Each share may vote once either yes or no. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Nevada law in the tabulation of votes.

Recommendation of the Board of Directors

     Due to increasing demand in the marketplace for shares of e-Net Financial.Com Corporation, the Board of Directors feels that it would be in the best interest of its shareholders to provide them the benefit of holding additional shares. The Board of Directors recommends that the shareholders vote FOR the 3:2 forward split of Common Stock.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

     Only stockholders of record at the close of business on January 29, 2000 are entitled to notice of and to vote at the Special Meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.

                                   Jean Oliver
                                   Secretary

Irvine, California
February 10, 2000


Exhibits

Exhibit 1 - Proposed Certificate of Amendment to Company's Restated Articles of Incorporation
                               e-Net Financial.Com
                                   Corporation




    This proxy is solicited by the Board of Directors for the Special Meeting of Stockholders--February 29, 2000


The undersigned hereby appoints Michael Roth, President of e-Net Financial.Com Corporation, to vote for and on behalf of the undersigned at the Special Meeting of Stockholders of the Company to be held on February 29, 2000, and any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said individual and proxies are instructed to vote as follows:



       (THIS PROXY CARD CONTINUES AND MUST BE SIGNED ON THE RESERVE SIDE)

This proxy when properly executed will be voted in the manner directed herein.

If no direction is made, this proxy will be voted FOR the items specified below.

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1. Amendment to the Articles of    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
Incorporation increasing           THE AMENDMENT TO THE ARTICLES OF
authorized shares of Common        INCORPORATION.
Stock from 20,000,000 to
100,000,000.                       FOR   [  ]    AGAINST   [  ]    ABSTAIN  [  ]
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2.  3:2 forward split of Common    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
Stock, effective date to be        THIS 3:2 SPLIT OF THE COMMON STOCK.
determined by the Board of
directors, but not later than 30
days from the date of this
Special Meeting.                   FOR   [  ]    AGAINST   [  ]    ABSTAIN  [  ]
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                                          Dated:                          , 1999
                                               ---------------------------

                                          --------------------------------------
                                                         (signed)

                                          --------------------------------------
                                                         (signed)

                                          Please  sign   exactly  as  your  name
                                          appears  below.  Give full title if an
                                          Attorney,   Executor,   Administrator,
                                          Trustee, Guardian, etc. For an account
                                          in the  name of two or  more  persons,
                                          each should  sign.  If a  Corporation,
                                          please sign in full  corporate name by
                                          President or other authorized officer.
                                          If  a  partnership,   please  sign  in
                                          partnership name by authorized person.
                                          PLEASE  SIGN THIS  PROXY AND RETURN IT
                                          PROMPTLY  WHETHER OR NOT YOU EXPECT TO
                                          ATTEND   THIS    MEETING.    YOU   MAY
                                          NEVERTHELESS  VOTE IN PERSON IF YOU DO
                                          ATTEND.